UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2006

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On December 12, 2006, Agilent Technologies, Inc. (“Agilent”) is making a presentation to securities analysts and investors at Agilent’s annual Analyst Meeting and will reconfirm the guidance for the current financial quarter (ending January 31, 2007) which was provided in Agilent’s press release on November 14, 2006. In particular, Agilent is reconfirming that in the fiscal first quarter of 2007, Agilent expects revenues of $1.25 billion to $1.29 billion, up 7 percent to 10 percent from the first quarter of 2006. Also, adjusted net income is expected to be in the range of $0.36 to $0.40 per share, 24 percent to 38 percent above last year’s comparable earnings(1). In addition, with respect to the fiscal year ending October 31, 2007, Agilent is stating today that it is comfortable with the current range of analysts’ estimates for revenues and adjusted net income.

Agilent’s Analyst Day presentation also includes its updated operating model as reflected in the slide furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

As previously announced by Agilent through a press release issued on December 8, 2006, Agilent is hosting a live webcast of its Analyst Day in listen-only mode today from 8:30 am to 12:30 pm (PT). Listeners may log on at www.investor.agilent.com. Access to the webcast can be found in the “Events & Presentations” section of the site under “2006 Analyst Day.”  The webcast will be available for replay on the company site for 90 days.

The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Agilent specifically incorporates the information by reference.

(1)   Adjusted net income per share as projected by Agilent is a non-GAAP measure which excludes primarily the impacts of future restructuring and asset impairment charges, non-cash stock-based compensation, and intangibles amortization. Most of these excluded amounts pertain to events that have not yet occurred and are not currently possible to estimate with a reasonable degree of accuracy. Therefore, Agilent is not providing a reconciliation to GAAP amounts.

Item 9.01 Financial Statements and Exhibits

(d)               Exhibits

The following exhibits are furnished as part of this Report:

99.1         “New Agilent Cyclical Operating Model” presentation slide

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/S/ MARIE OH HUBER
Name:	Marie Oh Huber
Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date:  December 12, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	“New Agilent Cyclical Operating Model” presentation slide